
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund XVIII, Ltd. at September 30, 1999, and its statement of income for the nine months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund XVIII, Ltd. for the nine months ended September 30, 1999.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          DEC-31-1999
<PERIOD-START>                             JAN-01-1999
<PERIOD-END>                               SEP-30-1999
<CASH>                                       1,330,011
<SECURITIES>                                         0
<RECEIVABLES>                                   21,292
<ALLOWANCES>                                     6,361
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      23,414,657
<DEPRECIATION>                                 803,084
<TOTAL-ASSETS>                              30,937,396
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  30,115,894
<TOTAL-LIABILITY-AND-EQUITY>                30,937,396
<SALES>                                              0
<TOTAL-REVENUES>                             2,376,628
<CGS>                                                0
<TOTAL-COSTS>                                  474,515
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                              1,947,395
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          1,947,395
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 1,947,395
<EPS-BASIC>                                          0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund XVIII, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

